UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 01, 2025

KinderCare Learning Companies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42367	87-1653366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5005 Meadows Road
Lake Oswego, Oregon		97035
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (503) 872-1300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KLC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2025, KUEHG Corp. (“KUEHG”), a Delaware corporation and wholly owned subsidiary of KinderCare Learning Companies, Inc. (the “Company”), entered into an amendment (the “Repricing Amendment”) to its credit agreement, dated as of June 12, 2023, as amended from time to time (the “Credit Agreement”), to reprice (i) its first lien term loans (the “First Lien Term Loan Facility”) and (ii) its revolving credit facility (the “First Lien Revolving Credit Facility”). As of the effective date of the Repricing Amendment, the First Lien Term Loan Facility bears interest at a variable rate equal to Term SOFR plus 2.75% per annum. Additionally, as of the effective date of the Repricing Amendment, amounts drawn under the First Lien Revolving Credit Facility bear interest at Term SOFR plus an applicable rate between 2.00% and 2.50% per annum, and fees on the outstanding balance of letters of credit bear interest at an applicable rate between 2.00% and 2.50% per annum, based on a pricing grid in which the levels are set based on the Company’s first lien net leverage ratio. The Repricing Amendment also resets the soft call protection of 1.00% for certain repricing transactions applicable to the repriced First Lien Term Loan Facility for six months after the effective date of the Repricing Amendment. All other terms under the Credit Agreement remained unchanged.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated by reference to this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Repricing Amendment, dated as of July 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KinderCare Learning Companies, Inc.

Date:	July 3, 2025	By:	/s/ Anthony Amandi
		Name: Title:	Anthony Amandi Chief Financial Officer